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                          AMENDMENT TO THE EXCHANGE AND
                          REGISTRATION RIGHTS AGREEMENT

            AMENDMENT, dated as of April 8, 1998 to the EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of December 31, 1994 (the "Agreement"), among GLOBALSTAR, L.P., a Delaware limited partnership ("Globalstar"), GLOBALSTAR TELECOMMUNICATIONS LIMITED, a Bermuda company ("GTL") and TeleSat Limited, a company organized under the International Business Companies Ordinance of the British Virgin Islands ("Telesat").

            WHEREAS, pursuant to Section 7 of the Agreement, Globalstar and GTL have the right to amend the Agreement to grant to any partner of Globalstar admitted into the partnership after December 31, 1994 the exchange and registration rights afforded in the Agreement; and

            WHEREAS, TeleSat and the partners of Globalstar have on the date hereof entered into an amendment to the Globalstar partnership agreement to reflect the admission of TeleSat as a limited partner in Globalstar (the "Partnership Amendment"); and

            WHEREAS, Globalstar and GTL wish to amend the Agreement to include TeleSat as a Partner within the meaning of the Agreement effective as of the effective date of the Partnership Amendment:

            1. Addition of TeleSat as a Partner. The parties hereto agree that from and after the effective date of the Partnership Amendment, all references to "Partner" or "Partners" in the Agreement shall be deemed also to refer to TeleSat.

            2. TeleSat. TeleSat hereby agrees that from and after the effective date of the Partnership Amendment, it shall be bound by the terms of the Agreement, including without limitation, the representations and warranties of the Partners contained therein.

            3. Defined Terms. Capitalized terms used herein not otherwise defined shall have the meanings set forth in the Agreement.

            4. Counterpart. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto.

            5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

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            IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officer as of the day and year first above written.

                                        GLOBALSTAR, L.P.

                                        By: /s/ A. Navarra
                                                Name: A. Navarra
                                                Title: Executive Vice President

                                        GLOBALSTAR TELECOMMUNICATIONS
                                        LIMITED

                                        By: /s/ A. Navarra
                                                Name: A. Navarra
                                                Title: Executive Vice President

                                        CHINA TELECOMMUNICATIONS
                                        BROADCAST SATELLITE CORPORATION

                                        By: /s/ Chen Zhaobin
                                                Name: Chen Zhaobin
                                                Title: Director